FS SERIES TRUST
201 ROUSE BOULEVARD
PHILADELPHIA, PA 19112

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D60949-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FS SERIES TRUST

The Board of Directors recommends you vote FOR the following proposal:

		For	Against	Abstain
1.	To approve an Agreement and Plan of Reorganization between the Target Trust, on behalf of the FS Multi-Strategy Alternatives Fund (the "Target Multi-Strategy Fund"), and the Acquiring Trust, on behalf of the FS Multi-Strategy Alternatives Fund (the "Acquiring Multi-Strategy Fund"), a newly created series of the Acquiring Trust, providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Multi-Strategy Fund by the Acquiring Multi-Strategy Fund in exchange for Class A shares and Class I shares of the Acquiring Multi-Strategy Fund; (b) the distribution of such shares to the shareholders of Class A shares and Class I shares, respectively, of the Target Multi-Strategy Fund; and (c) the liquidation and termination of the Target Multi-Strategy Fund.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:
The Proxy Statement is available at www.proxyvote.com.

D60950-TBD

FS Series Trust
201 Rouse Boulevard
Philadelphia, Pennsylvania 19112
NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
FS MULTI-STRATEGY ALTERNATIVES FUND

To Be Held on January 19, 2022

The undersigned shareholder(s) hereby appoint(s) Stephen S. Sypherd and Kristen A. Richards, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of FS MULTI-STRATEGY ALTERNATIVES FUND that the shareholder(s) is/are entitled to vote at the Joint Special Meeting of Shareholders to be held at 1 p.m., Eastern Time on January 19, 2022, held at 201 Rouse Blvd., Philadelphia, PA 19112, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

FS SERIES TRUST
201 ROUSE BOULEVARD
PHILADELPHIA, PA 19112

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D60951-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FS SERIES TRUST

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
1. To approve an Agreement and Plan of Reorganization between the Target Trust, on behalf of the FS Long/Short Equity Fund (the "Target Long/Short Fund"), and the Acquiring Trust, on behalf of the FS Long/Short Equity Fund (the "Acquiring Long/Short Fund"), a newly created series of the Acquiring Trust, providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Long/Short Fund by the Acquiring Long/Short Fund in exchange for Class A shares and Class I shares of the Acquiring Long/Short Fund; (b) the distribution of such shares to the shareholders of Class A shares and Class I shares, respectively, of the Target Long/Short Fund; and (c) the liquidation and termination of the Target Long/Short Fund.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:
The Proxy Statement is available at www.proxyvote.com.

D60952-TBD

FS Series Trust
201 Rouse Boulevard
Philadelphia, Pennsylvania 19112

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

FS LONG/SHORT EQUITY FUND

To Be Held on January 19, 2022

The undersigned shareholder(s) hereby appoint(s) Stephen S. Sypherd and Kristen A. Richards, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of FS LONG/SHORT EQUITY FUND that the shareholder(s) is/are entitled to vote at the Joint Special Meeting of Shareholders to be held at 1 p.m., Eastern Time on January 19, 2022, held at 201 Rouse Blvd., Philadelphia, PA 19112, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

FS SERIES TRUST
201 ROUSE BOULEVARD
PHILADELPHIA, PA 19112

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D60953-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FS SERIES TRUST

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
1. To approve an Agreement and Plan of Reorganization between the Target Trust, on behalf of the FS Chiron Real Asset Fund (the "Target Real Asset Fund"), and the Acquiring Trust, on behalf of the FS Chiron Real Asset Fund (the "Acquiring Real Asset Fund"), a newly created series of the Acquiring Trust, providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Real Asset Fund by the Acquiring Real Asset Fund in exchange for Class A shares and Class I shares of the Acquiring Real Asset Fund; (b) the distribution of such shares to the shareholders of Class A shares and Class I shares, respectively, of the Target Real Asset Fund; and (c) the liquidation and termination of the Target Real Asset Fund.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:
The Proxy Statement is available at www.proxyvote.com.

D60954-TBD

FS Series Trust
201 Rouse Boulevard
Philadelphia, Pennsylvania 19112
NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
FS CHIRON REAL ASSET FUND

To Be Held on January 19, 2022

The undersigned shareholder(s) hereby appoint(s) Stephen S. Sypherd and Kristen A. Richards, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of FS CHIRON REAL ASSET FUND that the shareholder(s) is/are entitled to vote at the Joint Special Meeting of Shareholders to be held at 1 p.m., Eastern Time on January 19, 2022, held at 201 Rouse Blvd., Philadelphia, PA 19112, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side